OFFICE USE

BRITISH COLUMBIA

Ministry of Energy and Mines — Titles Division

RECORD OF 4 POST CLAIM

Mineral Tenure Act, Section 27

Mining Division ______________ Tenure Number ______________

DO NOT WRITE IN THIS AREA ______________ Gold Commissioner Date of Record ______________

APPLICATION TO RECORD A 4 POST CLAIM

I, William R. Lumley (Name of Locator) AGENT FOR Terry G. Cook (Name(s))

#338- 500 Dunsmuir St (Address) 2880 W. 31st Ave (Address)

Vancouver BC Vancouver BC

V6B 1Y2 (Postal Code) 604 205 4182 (Telephone) V6L 2A2 (Postal Code) 604 680 8380 (Telephone)

Client Number 116166 Client Number(s) 139819

hereby apply for a record of a 4 post claim for the location as outlined on the attached copy of mineral titles reference map number(s) 082L033, in the VERNON Mining Division

ACCESS

Describe how you gained access to the location; include reference to roads, trails, topographic features, permanent landmarks and a description of the legal corner post location.

North on Hwy 97 From Vernon - South 13.6 km on Westside Rd - North 10.3 km on Six Mile Ck Rd to Bouleau Ck Forest Rd. 7.5 km West LCP is 200m Due East of Rd at That Point

GPS Co-ordinates taken of posts: Yes ☐ No ☐ If yes, complete information chart on reverse (continue description on reverse)

TAG INFORMATION

I have securely fastened the metal identification tag embossed "LEGAL CORNER POST" to the legal corner post (or witness post*) and impressed this information on the tag:

LEGAL CORNER POST

TAG No. 245152

CLAIM NAME WC 2

LOCATOR William R. Lumley

FMC No. 116166

AGENT FOR Terry G. Cook

FMC No. 139819

DATE COMMENCED FEB 18 2004

TIME 8:00 AM

DATE COMPLETED FEB 18 2004

TIME 3:04 pm

NUMBER OF CLAIM UNITS

N ____ S 4 E ____ W 5

IDENTIFICATION POSTS NOT PLACED

were on 2S-4S, 4S 1N-5W, 5W 3S-1S

because Topography & Snow Conditions

*If a witness post was placed for the legal corner post:

Bearing from witness post to true position of legal corner post is ______ degrees, at a distance of ______ metres.

Bearing from identification post to witness post is ______ degrees, at a distance of ______ metres.

NOTE: Legal corner post can be witnessed only if it was not feasible to place any posts.

408440

SUB-RECORDER RECEIVED
MAR 2 - 2004
M.R. # 3 $ 200.00
VANCOUVER, B.C.
RECORDING STAMP

ACKNOWLEDGEMENT

I have complied with all the terms and conditions of the *Mineral Tenure Act* and Regulation pertaining to the location of 4 post claims and have attached a plan of the location on which the positions of the legal corner post and all other corner posts (and witness and identification posts if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the tag affixed to the applicable post when I located this claim, and this information is true and correct.

William R. Lumley
Signature of Locator

IB 1857 MTL 103 REV 03/07